UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event          March  6, 2009 (March 3, 2009)
reported)                                       -------------------------------


                               L.B. Foster Company
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


      Pennsylvania                   000-10436                  25-1324733
--------------------------------------------------------------------------------
(State or other jurisdiction        (Commission              (I.R.S. Employer
    of incorporation)               File Number)            Identification No.)


 415 Holiday Drive, Pittsburgh, Pennsylvania                       15220
--------------------------------------------------------------------------------
 (Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code     412-928-3417
                                                       -------------------------

                                      None
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The Registrant's named executive officers ("NEOs") are Stan L. Hasselbusch (President and Chief Executive Officer), Donald L. Foster (Sr. Vice President - Construction Products), David J. Russo (Sr. Vice President and Chief Financial Officer), Kevin R. Haugh (Vice President - Concrete Products) and John F. Kasel (Sr. Vice President - Operations & Manufacturing).

A.       Annual Incentive Plan

On March 3, 2009, Registrant's Compensation Committee ( the "Committee") approved (and its Board approved on March 4, 2009), 2009 goals for annual incentive awards under the L.B. Foster Annual Incentive Plan. Awards will be paid based upon the extent to which Corporate and/or individual operating units approach or surpass 2009 planned "Pre-Tax Income(1)", "Free Cash Flow(2)", "EBITDA(3)" and, for Corporate only, planned "ROIC(4)".

The NEOs were assigned the following Target Percentages:

------------------------------------------------------------ -------------------
                                                              Target Percentage
------------------------------------------------------------ -------------------

Stan L. Hasselbusch - President and Chief Executive Officer          65%
Donald L. Foster - Sr. V.P. - Construction Products                  40%
David J. Russo - Sr. V.P., CFO and Treasurer                         45%
Kevin R. Haugh - V.P. - Concrete Products                            35%
John F. Kasel - Sr. V.P. - Operations and Manufacturing              40%
------------------------------------------------------------ -------------------


A participant's base salary will be multiplied by his Target Percentage to obtain a "Target Award". These Target Awards are then allocated as follows:


                  ------------------ ----------------- ------------------ --------------------- -------------------
                       Metric            Stan L.        David J. Russo;     Donald L. Foster      Kevin R. Haugh
                                        Hasselbusch     John F. Kasel
----------------- ------------------ ----------------- ------------------ --------------------- -------------------
                  Corporate ROIC           10%                10%
                  ------------------ ----------------- ------------------ --------------------- -------------------
                  Pre-Tax Income -         60%                60%                 20%                  20%
Financial         Corporate
Performance       ------------------ ----------------- ------------------ --------------------- -------------------
Awards            Operating Unit                                                  60%
                  Pre-Tax Income
                  ------------------ ----------------- ------------------ --------------------- -------------------
                  Free Cash Flow           30%                10%                 10%                  10%
                  ------------------ ----------------- ------------------ --------------------- -------------------
                  EBITDA                                                                               60%
----------------- ------------------ ----------------- ------------------ --------------------- -------------------
Individual
Performance       Personal                                    20%                 10%                  10%
Awards            Objectives
----------------- ------------------ ----------------- ------------------ --------------------- -------------------

Financial Performance Awards are meant to comply with IRS Section 162(m), while Individual Performance Awards may not satisfy IRC Section 162(m) requirements.

Financial Performance Awards shall be determined by adjusting a participant's Target Award based on the actual attainment of planned Pre-Tax Income, Free Cash Flow, EBITDA and ROIC as set forth below:

Pre-Tax Income Multiplier (Corporate/Operating Unit)

                         --------------------- ------------------
                             % of Planned        Corporate or
                            Pre-Tax Income      Operating Unit
                               Achieved           Multiplier
                         --------------------- ------------------
                            170% and Over           200.0%
                         --------------------- ------------------
                                 160%                183%
                         --------------------- ------------------
                                 150%                167%
                         --------------------- ------------------
                                 140%                150%
                         --------------------- ------------------
                                 130%                133%
                         --------------------- ------------------
                                 120%                117%
                         --------------------- ------------------
                                 115%                108%
                         --------------------- ------------------
                              95% - 110%             100%
                         --------------------- ------------------
                                 90%                  91%
                         --------------------- ------------------
                                 80%                  73%
                         --------------------- ------------------
                                 70%                  56%
                         --------------------- ------------------
                                 60%                  38%
                         --------------------- ------------------
                                 50%                  20%
                         --------------------- ------------------
                            Less than 50%            0.0%
                         --------------------- ------------------

Free Cash Flow Multiplier


                         --------------------- ------------------
                         % of Planned Target     Corporate or
                            Free Cash Flow      Operating Unit
                               Achieved           Multiplier
                         --------------------- ------------------
                            140% and over            200%
                         --------------------- ------------------
                                 130%                175%
                         --------------------- ------------------
                                 120%                150%
                         --------------------- ------------------
                                 110%                125%
                         --------------------- ------------------
                                 100%                100%
                         --------------------- ------------------
                                 90%                  75%
                         --------------------- ------------------
                                 80%                  50%
                         --------------------- ------------------
                                 70%                  25%
                         --------------------- ------------------
                            Less than 70%            0.0%
                         --------------------- ------------------


ROIC Multiplier

                         --------------------- ------------------
                          % of Planned Target     Corporate
                            ROIC Achieved         Multiplier
                         --------------------- ------------------
                             17% and Over            200%
                         --------------------- ------------------
                                 16%                 167%
                         --------------------- ------------------
                                 15%                 133%
                         --------------------- ------------------
                                 14%                 100%
                         --------------------- ------------------
                                 13%                  73%
                         --------------------- ------------------
                                 12%                  47%
                         --------------------- ------------------
                                 11%                  20%
                         --------------------- ------------------
                            Less than 11%            0.00%
                         --------------------- ------------------


EBITA Multiplier

                         --------------------- ------------------
                                                  Corporate or
                          % of Planned EBITDA    Operating Unit
                               Achieved           Multiplier
                         --------------------- ------------------
                            170% and Over           200.0%
                         --------------------- ------------------
                                 160%                183%
                         --------------------- ------------------
                                 150%                167%
                         --------------------- ------------------
                                 140%                150%
                         --------------------- ------------------
                                 130%                133%
                         --------------------- ------------------
                                 120%                117%
                         --------------------- ------------------
                                 115%                108%
                         --------------------- ------------------
                              95% - 110%             100%
                         --------------------- ------------------
                                 90%                  91%
                         --------------------- ------------------
                                 80%                  73%
                         --------------------- ------------------
                                 70%                  56%
                         --------------------- ------------------
                                 60%                  38%
                         --------------------- ------------------
                                 50%                  20%
                         --------------------- ------------------
                            Less than 50%            0.0%
                         --------------------- ------------------

B. 2006 Omnibus Plan

The 2006 Omnibus Incentive Plan, as amended ("Omnibus Plan") provides for the issuance of up to 500,000 shares of the Company's common stock, which may include newly-issued or treasury shares, through the exercise of stock options, the award of shares of common stock, and/or Performance Share Units.

On March 3,  2009 the  Committee  awarded  (and the Board  approved  on March 4,
2009), the following "Performance Share Units", which Performance Share Units, will be converted into Registrant's common stock based upon Registrant's average "ROIC(1)" over the three (3) year performance period 2009 - 2011, inclusive:

                                                             Number of
                Name                                 Performance Share Units
                ----                                 -----------------------

         Stan L. Hasselbusch                                   16,156
         Donald L. Foster                                       3,877
         David J. Russo                                         3,877
         Kevin R. Haugh                                         2,262
         John F. Kasel                                          3,877

Based upon the Company's average ROIC over the 3 year period, each NEO's Performance Share Units shall be converted into Company common stock. "Average ROIC" for the three (3) year performance period shall be calculated by adding together the annual ROIC percentages and dividing by three (3). The Average ROIC target for the 2009 - 2011 performance period shall be 16%. The number of performance shares to be awarded to a participant shall be determined by multiplying the participant's Performance Share Units by the "Percentage of Performance Share" that corresponds to the Company's "Average ROIC" for the three (3) year performance period, as follows:


                                       ROIC
--------------------------------------------------------------------------------
                                                                  Percent of
                                                              Performance Share
 Level of Performance               Average ROIC                 Units Earned
------------------------   -------------------------------  --------------------

    Below Threshold                 Below 12.0%                       0%
       Threshold                   Equal to 12.0%                    50%
        Target                     Equal to 16.0%                    100%
      Outstanding             Equal to or Greater than               200%
                                      20.0%


The Committee plans to establish new targets annually for successive 3 year performance periods. For example, in 2010, the Committee plans again to establish targets and new financial metrics for the performance period 2010 - 2012, inclusive.

On March 3, 2009, the Committee also authorized (and the Board approved on March 4, 2009) the issuance, pursuant to the Omnibus Plan, to the NEOs of non-certificated and non-voting shares of restricted stock, which will not vest until March 5, 2013:

               Name                                      Restricted Stock
               ----                                      ----------------

         Stan L. Hasselbusch                                    5,386
         Donald L. Foster                                       1,293
         David J. Russo                                         1,293
         Kevin R. Haugh                                           754
         John F. Kasel                                          1,293

(1) " Pre-Tax Income" shall mean the pre-tax income for the Corporation or, as applicable, for an Operating Unit for the Fiscal Year, but determined in accordance with generally accepted accounting principles, but excluding: (i) the "Milestone Payments" or other amounts, if any, paid to the former shareholders
(and their respective successors and assigns) of the Dakota Minnesota and Eastern Railroad Corporation ("DM&E") arising from or in connection with the 2007 merger of the DM&E, (ii) all gains or losses arising from sales of capital assets when the sale or purchase price for an individual asset exceeds $50,000;
(iii) all expenses, costs, profits, losses or gains attributable to (a) the sale; other than sales of inventory in the ordinary course of business, of more than 25% of the assets of an "Operating Unit" or 50% of the assets of a Component in the Fiscal Year, or (b) the acquisition of a business in 2009 for a gross purchase price of more than $1M; (iv) with respect to Operating Units only, the costs of the Plan; and (v) interest, investment gains or losses arising from cash or marketable securities of $105M. Notwithstanding the foregoing, in the event more than 25% of the assets of an Operating Unit or 50% of the assets of a Component are sold, excluding sales of inventory in the ordinary course of business, during the Fiscal Year, such Operating Unit's or Component's, as applicable, Planned Pre-Tax Income shall be eliminated from all calculations (if a stipulated amount of a Component's assets are sold, the Operating Unit's Planned Pre-tax Incentive Income and Corporate Planned Pre-tax Income shall be reduced to the extent of the Component's Planned Pre-tax Income), together with the Component's or Operating Unit's, as applicable, profits, losses or Pre-tax Income for the Fiscal Year.

(2) "Free Cash Flow" shall mean the sum of net cash provided by (or used in) operating activities and capital expenditures on property plant and equipment reduced by proceeds from capital asset sales as adjusted for unusual gains or losses or other transactions outside of the ordinary course of business.

(3) "EBITDA " (Earnings before interest, taxes, depreciation and amortization) shall mean for any period (a) income from continuing operations excluding certain items detailed below; (b) plus income tax expense; (c) plus interest expense; (d) minus interest income; (e) plus depreciation expense; and (f) plus amortization expense. Excluded items are: (i) the "Milestone Payments" or other amounts, if any, paid to the former shareholders (and their respective successors and assigns) of the Dakota Minnesota and Eastern Railroad Corporation ("DM&E") arising from or in connection with the 2007 merger of the DM&E; (ii) all gains or losses arising from sales and all expenses, costs, profits, losses or gains attributable to (a) the sale, other than sales of inventory in the ordinary course of business, of more than 25% of the assets of an "Operating Unit" or 50% of the assets of a Component in the Fiscal Year, or (b) the acquisition of a business in 2009 for a gross purchase price of more than $1M; and (iv) with respect to Operating Units only, the costs of the Plan. Notwithstanding the foregoing, in the event more than 25% of the assets of an Operating Unit or 50% of the assets of a Component are sold, excluding sales of inventory in the ordinary course of business, during the Fiscal Year, such Operating Unit's or Component's, as applicable, Planned and Actual Pre-Tax EBITDA shall be eliminated from all calculations.

(4) "ROIC" shall mean, with respect to the Fiscal Year: (A) after tax earnings from continuing operations before interest income and interest expense and amortization charges (tax affected using the effective corporate tax rate) and excluding: (i) all "Milestone Payments" or other amounts, if any, paid to the former shareholders (and their respective successors and assigns) of the DM&E arising from or in connection with the 2007 merger of the DM&E, (ii) all gains or losses arising from sales of capital assets when the gross sale or purchase price for an individual asset exceeds $50,000; and (iii) all expenses, costs, profits, losses, gains, attributable to (a) the sale, excluding sales of inventory in the ordinary course of business, of more than 25% of the assets of an "Operating Unit" or, more than 50% of the assets of a Component, or (b) the acquisition of a business for a gross purchase price exceeding $1,000,000, divided by (B) an average of month end total assets less the sum of cash, marketable securities and non-interest bearing current liabilities, determined in accordance with generally accepted accounting principles.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          L.B. FOSTER COMPANY
                                          -------------------
                                          (Registrant)


Date:  March 6, 2009
--------------------
                                          /s/ David J. Russo
                                          ------------------
                                          David J. Russo
                                          Senior Vice President
                                          Chief Financial Officer and Treasurer